                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

                       (Amendment No. __)

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/  /     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/X /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                       Sequoia Fund, Inc.
----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     No fee required
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
----------------------------------------------------------------
         (5)  Total fee paid:
----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

                       SEQUOIA FUND, INC.

                   Principal Executive Office:
                        767 Fifth Avenue
                    New York, New York 10153
                         (800) 686-6884

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         April 20, 2001

                      ---------------------

    The Annual Meeting of Stockholders of Sequoia Fund, Inc., a Maryland corporation (the "Corporation"), will be held at 10:00 A.M., New York City time, on April 20, 2001 at The New York Athletic Club,* 180 Central Park South, New York, New York 10019 for the following purposes, all of which are more fully discussed in the accompanying Proxy Statement dated March 5, 2001:

    1. To elect nine Directors of the Corporation, each to hold office until the next Annual Meeting of Stockholders and until his successor is duly elected and qualified;

    2.   To ratify or reject the selection of
         PricewaterhouseCoopers, LLP as independent accountants of the Corporation for the Corporation's current fiscal year;

    3. To approve or disapprove renewal for the Corporation's current fiscal year of the Investment Advisory Contract between the Corporation and Ruane, Cunniff & Co., Inc.
         dated July 1, 1993; and

    4. To transact such other business as may properly come before the meeting.

    Only stockholders of record at the close of business on February 9, 2001 are entitled to notice of and to vote at the meeting and at any adjournment thereof.

                             By order of the Board of Directors
                             Joseph Quinones, Jr.
                             Vice President, Secretary and
                             Treasurer

New York, New York
March 5, 2001

    If you do not expect to attend the meeting in person, please date and sign the enclosed proxy and return it promptly in the envelope enclosed for that purpose or submit your proxy by telephone or the Internet to assure that a quorum will be present at the meeting.

* The Club requires gentlemen to wear jackets and collared shirts.

                         PROXY STATEMENT

                          MARCH 5, 2001

                                                           Page

Introduction ..............................................3
Election of Directors .....................................5
Approval or Disapproval of Selection of
Independent Accountants ...................................8
Approval or Disapproval of Renewal of
Investment Advisory Contract ..............................8
Certain Information as to Directors and
Officers of the Corporation and its
Investment Adviser ........................................10
Allocation of Portfolio Brokerage and
Portfolio Turnover ........................................11
Stockholder Proposals for the 2002 Annual
Meeting ...................................................12
Definition of "Vote of a Majority of the
Outstanding Voting Securities of the
Corporation"...............................................12
Other Matters .............................................12
EXHIBIT A (Investment Advisory Contract
dated July 1, 1993)........................................A-1

                         PROXY STATEMENT

                          INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the management of Sequoia Fund, Inc., a Maryland corporation (the "Corporation"), for use at the Annual Meeting of Stockholders to be held at The New York Athletic Club, 180 Central Park South, New York, New York 10019, April 20, 2001 at 10:00 A.M., New York City time. Such solicitation will be by mail, and the cost will be borne by the Corporation pursuant to the terms of the Investment Advisory Contract described below. The approximate date of the mailing of this Proxy Statement to the stockholders of the Corporation is March 5, 2001.

    The Corporation's Annual Report for the fiscal year ended
December 31, 2000 was mailed to stockholders on February 28, 2001.

    The outstanding voting stock of the Corporation as of February 9, 2001 consisted of approximately 32,271,017 shares of Common Stock, each share being entitled to one vote. Only stockholders of record at the close of business on February 9, 2001 are entitled to vote at the meeting.

    A quorum for the Fund at the Annual Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares entitled to be cast at the Annual Meeting.

    Shares represented by the proxies received in response to this solicitation will, unless contrary instructions are given, be voted in favor of the election of the nominees as directors set forth below, in favor of ratification of the Board of Directors' selection of independent accountants and in favor of approval of renewal of the Investment Advisory Contract.

    Any person giving a proxy has the power to revoke it at any time before it is exercised, either by personal attendance at the meeting or by written notice received by the Corporation prior to the meeting.

    The following table sets forth information regarding beneficial owners of more than five percent of the outstanding
Common Stock of the Corporation on February 9, 2001:

                                                                   Percent
                                                                   of total
                                                     No. of        Shares
Name                     Address                     Shares        Outstanding
----                     -------                     ------        -----------

Trustees of Grinnel
  College                Grinnel, Iowa 50112        4,406,434         13.65%

Bankers Trust Company    280 Park Avenue            2,343,410          7.26%
  as Trustee for the     New York, New York 10022
  Walt Disney Company
  Employees Master       100 Magellan Way
  Retirement Plan Trust  Covington, Kentucky
  and Fidelity           41015-1987
  Management Trust
  Company as Trustee of
  the Walt Disney
  Company Employees
  Benefit Plan Trust

The Northern Trust
  Company as             P.O. Box 92956             1,971,597          6.11%
  Custodian for FMC      Chicago, Illinois
  Corporation Master     60675-2956
  Retirement Trust and
  Fidelity Management    100 Magellan Way
  Trust Company as       Covington, Kentucky
  Trustee for the FMC    41015-1987
  Corporation Plans

                      ELECTION OF DIRECTORS

    The following persons are nominees for election as directors, each to hold office until the next annual meeting of the stockholders and until his successor has been elected and has qualified, and each such nominee has consented to so serve. Messrs. Ruane and Cunniff have served as directors of the Corporation since its organization in November 1969, Messrs. Swiggett and Matthews were first elected by the Board of Directors in May 1970 and May 1972, respectively, and Mr. Neuhauser was first elected by the stockholders in September 1974. Messrs. Goldfarb and Harding were first elected by the Board of Directors in September 1980. Ms. Cunniff and Mr. Lowenstein were first elected by the Board of Directors in October 1998. The Board of Directors, which met four times during 2000, has no compensation committee.

    The Corporation has a Nominating Committee of the Board of Directors, composed of Messrs. Harding, Matthews, Neuhauser, Swiggett and Lowenstein.(1) The Nominating Committee meets whenever vacancies occur on the Board of Directors to consider and make recommendations to the Board of Directors as to proposed nominees for election as directors of the Corporation. Should vacancies occur, the Nominating Committee will consider recommendations for nomination as director made by stockholders of the Corporation. Any such recommendations should be sent to the offices of the Corporation at the address above, Attention of the Secretary.


_____________________
(1) Such persons are not "interested persons" of the Corporation within the meaning of Section 2(a)(19)(A) of the Investment
     Company Act of 1940.

                                               Shares of Common
Name, Age and Office,                          Stock Owned        Percent of
if Any, in the             Principal           Beneficially on    Total Shares
Corporation                Occupation          February 9, 2001   Outstanding
--------------------       ----------          ----------------   ------------

William J. Ruane,* 75,     Chairman of the      209,243                 .65%
  Chairman of the          Board of Directors   shares (1)(2)
  Board and Director       and Director,
                           Ruane, Cunniff &
                           Co., Inc. (member
                           firm of the New
                           York Stock
                           Exchange, Inc.),
                           with which he has
                           been associated for
                           more than five
                           years. Mr. Ruane is
                           also a Director of
                           The Washington Post
                           Company.

Richard T. Cunniff,* 78,   Vice Chairman and    37,264                  .12%
Vice Chairman and          Director, Ruane,     shares (2)(3)
Director                   Cunniff & Co.,
                           Inc., with which he
                           has been associated
                           for more than five
                           years. Mr. Cunniff
                           is also a Director
                           of Sturm, Ruger &
                           Company, Inc.

Robert D. Goldfarb,* 56,   President and        3,365                   .01%
  President and Director   Director,            shares(2)(4)
                           Ruane, Cunniff &
                           Co., Inc., with
                           which he has been
                           associated for more
                           than five years.

Carol L. Cunniff,* 50,     Executive Vice       10,727 shares(2)(5)     .03%
  Executive Vice           President
  President and Director   and Director, Ruane
                           Cunniff & Co.,
                           Inc., with which
                           she has been
                           associated for more
                           than five years.


___________________
* Such persons are "interested persons" of the Corporation within the meaning of Section 2(a)(19)(A) of the Investment
    Company Act of 1940 because of their affiliation with the Corporation's investment adviser.

                                               Shares of Common
Name, Age and Office,                          Stock Owned        Percent of
if Any, in the             Principal           Beneficially on    Total Shares
Corporation                Occupation          February 9, 2001   Outstanding
--------------------       ----------          ----------------   ------------

John M. Harding, 79,       Currently retired.   2,660 shares(6)         .01%
  Director                 Mr. Harding was
                           Associate Professor
                           of Business at
                           Albers School of
                           Business, Seattle
                           University from
                           1976 to 1989.

Roger Lowenstein, 47,      Mr. Lowenstein is a  2,571 shares(7)         .01%
  Director                 writer who
                           regularly
                           contributes to
                           major financial and
                           news publications;
                           he was a writer for
                           the Wall Street
                           Journal from 1979
                           to 1991.

Francis P. Matthews, 79,   Currently retired.   25,657 shares(8)        .08%
  Director                 Mr. Matthews was Of
                           Counsel to Mathews
                           & Cannon, P.C. (law
                           firm) from 1986 to
                           1990.

C. William Neuhauser, 75,  Currently retired.   2,925 shares(9)         .01%
  Director                 Mr. Neuhauser was
                           Executive Secretary
                           of National
                           Maritime Council
                           from 1979 to 1981.

Robert L. Swigget, 79,     Currently retired.   15,059 shares           .05%
  Director                 Director of UNUM
                           Corporation. Mr.
                           Swiggett was
                           Chairman of the
                           Board of Directors
                           and Director of
                           Kollmorgen
                           Corporation
                           (electro-optical
                           instruments,
                           direct-drive motor
                           and control devices
                           and systems) from
                           1983 to 1990.
____________________
* Such persons are "interested persons" of the Corporation within the meaning of Section 2(a)(19)(A) of the Investment
     Company Act of 1940 because of their affiliation with the Corporation's investment adviser.

(Footnotes continued on following page)

(Footnotes continued from preceding page)

(1) In addition, (a) 182,365 shares of such stock are owned by Mr. Ruane's relatives, or by trusts in which Mr. Ruane's relatives have beneficial interests and (b) Mr. Ruane is Trustee of the Carmel Hill Fund, the assets of which include 247,166 shares of such stock; however, beneficial ownership by Mr. Ruane of such shares shall not be deemed to be hereby admitted.
(2) Messrs. Ruane, Cunniff, Goldfarb and Ms. Cunniff are officers, directors and voting stockholders of Ruane, Cunniff & Co., Inc., which is the owner of 25,723 shares of the Corporation's Common Stock. (See "Certain Information as to Directors and Officers of the Corporation and its Investment Adviser," below). In addition, Messrs. Ruane and Cunniff are trustees and beneficiaries of the Profit-Sharing and Money Purchase Plans of Ruane, Cunniff & Co., Inc., which own 187,018 shares of the Corporation's Common Stock.
(3) In addition, 41,129 shares of such stock are owned by Mr. Cunniff's relatives, but beneficial ownership by Mr. Cunniff of such shares shall not be deemed to be hereby admitted.
(4) In addition, 45,078 shares of such stock are owned by Mr. Goldfarb's relatives, but beneficial ownership by Mr. Goldfarb of such shares shall not be deemed to be hereby admitted.
(5) In addition, 13,836 shares of such stock are owned by Ms. Cunniff's relatives, but beneficial ownership by Ms. Cunniff of such shares shall not be deemed to be hereby admitted.
(6) In addition, 5,779 shares of such stock are owned by Mr. Harding's relatives, but beneficial ownership by Mr. Harding of such shares shall not be deemed to be hereby admitted.
(7) In addition, 635 shares of such stock are owned by Mr. Lowenstein's relatives, but beneficial ownership by Mr. Lowenstein of such shares shall not be deemed to be hereby admitted.
(8) In addition, 1,685 shares of such stock are owned by Mr. Matthews' relatives, but beneficial ownership by Mr. Matthews of such shares shall not be deemed to be hereby admitted.
(9) In addition, 1,225 shares of such stock are owned by Mr. Neuhauser's relatives, but beneficial ownership by Mr. Neuhauser of such shares shall not be deemed to be hereby admitted.

     On February 9, 2001, the directors and officers of the Corporation collectively owned approximately .96%, or, including shares owned by their respective relatives and affiliates, approximately 3.29%, of the total number of the outstanding shares of the Corporation's Common Stock.

     The Corporation does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Corporation. The aggregate compensation for the fiscal year ended December 31, 2000 paid by the Corporation to each of the Directors is set forth below. Ruane, Cunniff & Co., Inc., does not provide investment advisory services to any investment companies registered under the Investment Company Act of 1940 other than the Corporation.

                                    Pension or
                                    Retirement
                                    Benefits
                      Aggregate     Accrued      Estimated      Total
                      Compensation  as Part of   Annual         Compensation
                      from          Corporation  Benefits Upon  from
Name of Director      Corporation   Expenses     Retirement     Corporation
----------------      ------------  -----------  -------------  ------------
William J. Ruane          $   0        $-0-         $-0-             $ 0
Richard I Cunniff             0         -0-          -0-               0
Carol L. Cunniff              0         -0-          -0-               0
Robert D. Goldfarb            0         -0-          -0-               0
John M. Harding          34,000         -0-          -0-          34,000
Roger Lowenstein         34,000         -0-          -0-          34,000
Francis P. Matthews      34,000         -0-          -0-          34,000
C. William Neuhauser     34,000         -0-          -0-          34,000
Robert L. Swiggett       34,000         -0-          -0-          34,000

                   APPROVAL OR DISAPPROVAL OF
              SELECTION OF INDEPENDENT ACCOUNTANTS

    The management recommends that the stockholders ratify the selection of PricewaterhouseCoopers, LLP, independent accountants, to audit the accounts of the Corporation for its current fiscal year. Their selection is scheduled to be considered by the Board of Directors, including all the disinterested directors, on March 5, 2001.

    It is expected that a representative of
PricewaterhouseCoopers, LLP will attend the Annual Meeting. He will be afforded an opportunity to make a statement if he so desires and will be available to respond to appropriate questions.

    The Corporation has an Audit Committee of the Board of Directors composed of Messrs. Harding, Matthews, Neuhauser,
Swiggett and Lowenstein.(2) The Audit Committee meets annually to review the Corporation's financial statements with the independent accountants and to report on its findings to the Board of Directors, and so met once during 2000.

Independent Accountants' Fees

    The following table sets forth the aggregate fees billed by the independent accountants for the Corporation's most recent fiscal year for professional services rendered for: (i) the audit of the Corporation's annual financial statements and the review of financial statements included in the Corporation's reports to stockholders; (ii) financial information systems design and implementation services provided to the Corporation, the Investment Adviser and entities that control, are controlled by or under common control with the Investment Adviser that provide services to the Corporation; and (iii) all other services provided to the Corporation, the Investment Adviser and entities that control, are controlled by or under common control with the Investment Adviser that provide services to the Corporation.

                   Financial Information
                    Systems Design and            All Other
Audit Fees          Implementation Fees             Fees
----------         ---------------------          ---------
$50,500                    $ -0-                   $21,000

__________________
(2) Such persons are not "interested persons" of the Corporation within the meaning of Section 2(a)(19)(A) of the Investment
    Company Act of 1940.

               APPROVAL OR DISAPPROVAL OF RENEWAL
                 OF INVESTMENT ADVISORY CONTRACT

    The Corporation retains as its investment adviser Ruane, Cunniff & Co., Inc., 767 Fifth Avenue, New York, New York 10153 (the "Investment Adviser"). The Investment Adviser is a member corporation of the New York Stock Exchange, Inc. and is also the distributor of the shares of the Corporation.

    The existing Investment Advisory Contract, a copy of which is attached hereto as Exhibit A, became effective on July 1, 1993, and was most recently approved by the stockholders of the Corporation on April 14, 2000.

    The terms of the Investment Advisory Contract provide that it shall remain in force until December 31, 1993 and thereafter for successive twelve-month periods computed from each January 1 provided that such continuance is specifically approved annually by vote of a majority of the Corporation's outstanding voting securities or by the Corporation's Board of Directors, and by a majority of the Corporation's directors who are not parties to the contract or interested persons of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval. Renewal of the Investment Advisory Contract for such period commencing January 1, 2001 was so approved by the Board of Directors and by the disinterested directors at such a meeting of the Board of Directors held on December 4, 2000 at which meeting the Board of Directors also approved the submission to stockholders of the Corporation of the renewal of the Investment Advisory Contract for such period commencing January 1, 2001, pursuant to the provisions of the Investment Company Act of 1940 and the terms of the Investment Advisory Contract as described above.

    Pursuant to the terms of the Investment Advisory Contract, the Investment Adviser furnishes advice and recommendations with respect to the Corporation's portfolio of securities and investments and provides persons satisfactory to the Corporation's Board of Directors to act as officers and employees of the Corporation. Such officers and employees, as well as certain directors of the Corporation, may be directors, officers or employees of the Investment Adviser or its affiliates.

    The Investment Adviser is obligated under the Investment Advisory Contract to pay or reimburse the Corporation for the following expenses incurred by the Corporation: (i) the compensation of any of the Corporation's directors, officers and employees who are interested persons of the Investment Adviser or its affiliates (other than by reason of being directors, officers or employees of the Corporation); (ii) fees and expenses of registering the Corporation's shares under the appropriate

Federal securities laws and of qualifying its shares under the applicable State Blue Sky laws, including expenses attendant upon renewing and increasing such registrations and qualifications; and (iii) expenses of printing and distributing the Corporation's prospectuses and sales and advertising materials. The Corporation is responsible and has assumed the obligation for payment of all of its other expenses, including (a) brokerage and commission expenses; (b) Federal, State or local taxes, including issue and transfer taxes, incurred by or levied on the Corporation; (c) interest charges on borrowings; (d) compensation of any of the Corporation's directors, officers or employees who are not interested persons of the Investment Adviser or its affiliates (other than by reason of being directors, officers or employees of the Corporation); (e) charges and expenses of the Corporation's custodian, transfer agent and registrar; (f) costs of proxy solicitations; (g) legal and auditing expenses; and (h) payment of all investment advisory fees.

    The Investment Advisory Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or of reckless disregard of its obligations thereunder, the Investment Adviser is not liable for any action or failure to act in accordance with its duties thereunder. The Investment Adviser may act as an investment adviser to other persons, firms or corporations (including investment companies) and has numerous advisory clients besides the Corporation, none of which, however, is a registered investment company.

    The Investment Advisory Contract provides that it is terminable on 60 days' written notice by vote of a majority of the Corporation's outstanding shares or by vote of a majority of the Corporation's entire Board of Directors, or by the Investment Adviser on 60 days' written notice and automatically terminates in the event of its assignment.

    For its services under the Investment Advisory Contract, the Investment Adviser receives from the Corporation a management fee equal to 1% per annum of the Corporation's average daily net asset values. The entire management fee is accrued daily and paid to the Investment Adviser at the end of each month of the Corporation's fiscal year.

    The Investment Advisory Contract also provides that the Investment Adviser is obligated to reimburse the Corporation for the amount, if any, by which the operating expenses of the Corporation (excluding for such purpose the Corporation's brokerage and commission expenses, Federal, State or local taxes, including issue or transfer taxes, incurred by or levied on the Corporation and interest charges on borrowings, but including the management fee) in any year exceed 1 1/2% of the average daily net asset values of the Corporation during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. Computation of this limitation is made monthly during the Corporation's fiscal year, on the basis of the average daily net asset values and operating expenses thus far during such year, and the amount of the excess, if any, over the prorated amount of the expense limitation is paid by the Investment Adviser to the Corporation (or, where such amount of the excess is less than the monthly payment by the Corporation to the Investment Adviser with respect to the management fee, is deducted from such monthly payment), after taking into account, however, any previous monthly payments under the operating expense limitation during such fiscal year.

    For the fiscal year ended December 31, 2000, the Corporation's average daily net asset value was $3,668,736,800 and the Investment Adviser received a total management fee of $36,687,368. Of this fee, the Investment Adviser reimbursed the Corporation for the amount of $691,000 in accordance with the expense limitation described in the preceding paragraph, so that the Investment Adviser received the net amount of $35,996,368.

    Approval by the stockholders of renewal of the Investment
Advisory Contract for the Corporation's current fiscal year will require the affirmative vote of a majority of the outstanding voting securities of the Corporation, as defined below.

        CERTAIN INFORMATION AS TO DIRECTORS AND OFFICERS
          OF THE CORPORATION AND ITS INVESTMENT ADVISER

    With the exception of Messrs. Harding, Lowenstein, Matthews, Neuhauser and Swiggett, all directors and officers of the Corporation are officers or employees of Ruane, Cunniff & Co., Inc., the Corporation's Investment Adviser, and all remuneration received by such directors and officers of the Corporation, in their capacities as such, is paid by the Investment Adviser. Under the Investment Advisory Contract, the Investment Adviser or its affiliates bear the expenses of any remuneration paid to directors and officers of the Corporation who are interested persons of the investment Adviser or its affiliates (other than by reason of being directors, officers or employees of the Corporation). The Corporation's officers are elected annually.

    Messrs. Ruane, Cunniff, Goldfarb and Ms. Cunniff are Directors of the Investment Adviser. Mr. Ruane is Chairman of the Board of Directors and Mr. Cunniff is Vice Chairman of the Investment Adviser. Mr. Goldfarb is President of the Investment Adviser, with which he has been associated for more than five years. Ms. Cunniff is an Executive Vice President and a Director of the Investment Adviser, with which she has been associated for more than five years. Mr. Joseph Quinones, Jr., 55, has been Vice

President, Secretary and Treasurer of the Corporation and a Vice
President, Secretary and Treasurer of the Investment Adviser since 1995.

    Since January 1, 2000, none of the Corporation's Directors engaged in a purchase or sale of the securities of Ruane, Cunniff
& Co., Inc. in an amount exceeding 1% of its outstanding securities.

    Each of Messrs. Ruane, Cunniff, Goldfarb, Quinones and Ms. Cunniff is a beneficial owner of common stock of the Investment Adviser. As of February 9, 2001, Messrs. Ruane, Cunniff, Goldfarb and Ms. Cunniff collectively owned beneficially 30,641 shares of common stock of the Investment Adviser (the only class of voting securities of the Investment Adviser), collectively constituting approximately 74.7%, and individually constituting approximately 29.7%, 14.2%, 22% and 8.8%, respectively, of such shares outstanding. None of Messrs. Harding, Lowenstein, Matthews, Neuhauser and Swiggett is a beneficial owner of voting securities of the Investment Adviser.

    The Investment Adviser is also the distributor of the Corporation's Common Stock and is a member corporation of the New York Stock Exchange, Inc. Pursuant to a distribution agreement dated July 15, 1970, as amended (the "Distribution Agreement"), the Investment Adviser serves without compensation as the Corporation's distributor. The distributor acts in this capacity merely as the Corporation's agent and all subscriptions must be accepted by the Corporation as principal. Under the Distribution Agreement, the Corporation has agreed to indemnify the distributor, in the absence of the distributor's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933. The distributor also serves as the regular broker for the Corporation (see "Allocation of Portfolio Brokerage and Portfolio Turnover," below).

    ALLOCATION OF PORTFOLIO BROKERAGE AND PORTFOLIO TURNOVER

    The Investment Adviser furnishes advice and recommendations with respect to the Corporation's portfolio decisions and, subject to the instructions of the Board of Directors of the Corporation, determines the broker to be used in each specific transaction. The Investment Adviser attempts to obtain from brokers the lowest possible commission consistent with best price and execution. In doing so, the Investment Adviser takes into account a number of considerations including, among other factors, the overall net economic result to the Corporation (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction at all where a large block is involved, the known practices of brokers and their availability to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, most of which are judgmental, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Subject to these considerations, the Investment Adviser, an affiliated corporation, is the Corporation's regular broker and is the normal channel through which securities transactions (other than on a principal basis) are effected. The Corporation does not normally effect agency-cross transactions involving portfolio securities through the Investment Adviser (i.e., transactions in which the Investment Adviser is acting as broker both for the Corporation and for the other party to the transaction) but may do so in circumstances which comply with the requirements of the Investment Advisers Act of 1940, as amended. Pursuant to Section 11(a) of the Securities Exchange Act of 1934, the Investment Adviser is restricted as to the nature and extent of the brokerage services it may perform for the Corporation. In accordance with rules adopted by the Securities and Exchange Commission (the "SEC") under Section 11(a), the Investment Adviser may effect, on a national securities exchange, transactions in portfolio securities of the Corporation, that is, to cause such transactions to be transmitted, executed, cleared and settled and to arrange for unaffiliated brokers to execute such transactions. The Board of Directors of the Corporation, in accordance with the SEC rules, has authorized the Corporation to enter into a written contract with the Investment Adviser pursuant to which the Investment Adviser may continue to receive compensation for effecting, in compliance with the SEC rules, such transactions. Certain affiliated persons of the Investment Adviser are interested persons of the Corporation. (See "Election of Directors," above).

    Neither the Investment Adviser nor any affiliated person thereof either participates in commissions paid by the Corporation to other brokers or dealers or receives any reciprocal business, directly or indirectly, as a result of such commissions.

    The Corporation and the Investment Adviser generally do not direct the Corporation's portfolio transactions to persons or firms because of research services provided by such person or firm. While neither the Corporation nor the Investment Adviser has a present intention of doing so, the Investment Adviser may execute transactions in the Corporation's portfolio securities through persons or firms which supply investment information to the Corporation or the Investment Adviser, but only when consistent with the Corporation's policy to seek the most favorable markets, prices and executions in its securities transactions. Such investment information may also be used by the Investment Adviser in servicing other accounts with respect to which it acts as investment adviser.

    During the year ended December 31, 2000, the Corporation paid a total of $1,826,430 in brokerage commissions, $1,804,650 of which was paid to the Investment Adviser. During such year, the brokerage commissions paid to the Investment Adviser represented approximately 98.8% of the total brokerage commissions paid by the Corporation during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 98.9% of the aggregate dollar value of all portfolio transactions of the Corporation during the year for which commissions were paid.

        STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

    All stockholder proposals intended for presentation at the 2002 Annual Meeting of Stockholders of the Corporation must be received by the Corporation at its principal executive office no later than November 16, 2001 in order to qualify for inclusion in the form of proxy and the proxy statement relating to such meeting. The submission by a stockholder of a proposal does not guarantee that it will be included in the proxy statement. Stockholder proposals are subject to certain regulations under the federal securities laws.

    The persons named as proxies for the 2002 Annual Meeting of Stockholders will have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Corporation receives notice of the matter by January 19, 2002, in which case these persons will not have discretionary voting authority except as provided in the federal regulations governing stockholder proposals.

            DEFINITION OF "VOTE OF A MAJORITY OF THE
        OUTSTANDING VOTING SECURITIES OF THE CORPORATION"

    The vote of a majority of the outstanding voting securities of the Corporation, as defined in Section 2(a)(42) of the Investment Company Act of 1940, means the lesser of the vote of:

(1) 67% or more of the outstanding voting securities of the Corporation present at any meeting, if the holders of more than 50% of the outstanding voting securities of the Corporation are present or represented by proxy thereat; or

(2) more than 50% of the outstanding voting securities of the Corporation.

    The only voting security of the Corporation is its Common
Stock.

                          OTHER MATTERS

    The management does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a director, an event not now anticipated, or if any other matters properly come before the meeting, the shares represented by proxies will be voted with respect thereto in accordance with the view of the management.

                             By Order of the Board of Directors

New York, New York           Joseph Quinones, Jr.
March 5, 2001                Vice President,
                             Secretary and Treasurer

                                                        EXHIBIT A

SEQUOIA FUND, INC.

Ruane, Cunniff & Co., Inc.

                                                     July 1, 1993

    Dear Sirs:

    We herewith confirm our agreement with you as follows:

    1. We are engaged in the business of investing and reinvesting our capital in securities of the type and in accordance with the limitations specified in our Certificate of Incorporation, By-Laws, Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act, and any representations made in our Prospectus, all in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will from time to time furnish you with amendments thereof. We will also keep you currently advised as to the make-up of our portfolio of securities.

    2. (a) We hereby employ you to advise us in respect of investing and reinvesting our capital as above specified, and, without limiting the generality of the foregoing, to provide management and other services specified below.

         (b) You on your own motion will advise us whenever in your opinion conditions are such as to make it desirable that a specified security or group of securities be eliminated from the portfolio or added to it. You will also keep us in touch with important developments affecting our portfolio and on your own initiative will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in our portfolio, or the industries in which they engage, or the economy generally. Similar information is to be furnished us with reference to securities which you may believe desirable for inclusion in our portfolio. You will also furnish us with such statistical information with respect to the securities which may hold or contemplate purchasing as you may believe appropriate or as we reasonably may request. In advising us, you will bear in mind the limitations imposed by our Certificate of Incorporation and statement of policy included in our Registration Statement under the Investment Company Act and the limitations in the Internal Revenue Code in respect of regulated investment companies.

         (c) It is understood that you will from time to time employ or associate with you such persons as you believe to be particularly fitted to assist you in the execution of this agreement, the compensation of such persons to be paid by you. No obligation may be incurred on our behalf in any such respect. During the continuance of this agreement you will provide persons satisfactory to our Board of Directors to serve as officers and employees of our corporation, if elected or appointed as the case may be. These shall be a chairman of the board, a president, a secretary, a treasurer, and such additional officers and employees as may reasonably be necessary for the conduct of our business. You or your affiliates (other than us) shall pay the entire salaries and wages of all of our officers, directors, and employees who are interested persons of you or your affiliates (other than by reason of being our directors, officers or employees), and the salaries of such persons shall not be deemed to be expenses incurred by us for purposes of paragraph 3 hereof.

    3. It is further agreed that you shall be responsible for the following expenses incurred by us during each year or portion thereof that this agreement is in effect between us: (i) the compensation of any of our directors, officers and employees who are interested persons of you or your affiliates (other than by reason of being our directors, officers or employees), (ii) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying our shares under applicable State Blue Sky laws, including expenses attendant upon renewing and increasing such registrations and qualifications, and (iii) expenses of printing and distributing our prospectus and sales and advertising materials. We shall be responsible and hereby assume the obligation for payment of all our other expenses, including (a) brokerage and commission expenses, (b) Federal, State or local taxes, including issue and transfer taxes, incurred by or levied on us, (c) interest charges on borrowings, (d) compensation of any of our directors, officers or employees who are not interested persons of you or your affiliates (other than by reason of being our directors, officers or employees), (e) charges and expenses of our custodian, transfer agent and registrar, (f) costs of proxy solicitations,
(g) legal and auditing expenses and (h) payment of all investment and advisory fees (including the fees payable to you hereunder). However, you shall reimburse us for the excess, if any, in any year of our operating expenses over 1 1/2% of our average daily net asset values up to a maximum of $30,000,000, plus 1% of our average daily net asset values in excess of $30,000,000. Such operating expenses will not include expenses listed in clauses
(a), (b) and (c). Computations under this expense limitation shall be made monthly during our fiscal year, on the basis of the average daily net asset values and operating expenses thus far during such year, and the amount of the excess, if any, over the prorated amount of the expense limitation shall be paid by you to us (or, where such amount of the excess is less than the monthly payment by us to you of the management fee set forth below, shall be deducted from such monthly payment of the management fee), after taking into account, however, any previous monthly payments under the operating expense limitation during such fiscal year. This operating expense limitation will be prorated for the portion of the fiscal year from July 1, 1993 through December 31, 1993.

    4. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder or by reason of your reckless disregard of your obligations and duties hereunder.

    5. In consideration of the foregoing we will pay you, for each year or portion of a year during which this agreement is effective between us, a management fee of 1% per annum of our average daily net asset values. The management fee will be accrued daily and paid to you at the end of each month of our fiscal year.

    6. This agreement shall become effective on July 1, 1993, and shall continue in force until December 31, 1993 and thereafter for successive twelve-month periods (computed from each January 1) provided that such continuance is specifically approved annually by vote of a majority of our outstanding voting securities (as defined in the Investment Company Act) or by our Board of Directors; and by a majority of our directors who are not parties to this agreement or interested persons, as defined in the Investment Company Act, of any such party (other than as directors of our corporation) cast in person at a meeting called for the purpose of voting on such approval. This agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities (as so defined), or by a vote of a majority of our entire Board of Directors on sixty days', written notice to you, or by you on sixty days' written notice to us.

    7. This agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this agreement shall terminate automatically in the event of its assignment, The terms "transfer," "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and any interpretation thereof contained in rules or regulations promulgated by the Securities and Exchange Commission thereunder.

    8. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your officers, directors or employees who may also be a director, officer or employee of ours, or persons otherwise affiliated with us (within the meaning of the Investment Company Act of 1940) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. It is understood that you and your affiliates may render similar investment advisory services to clients other than us for compensation which may be more or less than the compensation charged to us for such services.

    9. It is understood that, whether or not we follow the investment advice and recommendations given by you to us thereunder, the provisions contained herein concerning your compensation hereunder shall be binding on you and if the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                  Very truly yours,
                                  SEQUOIA FUND, INC.


                                  By /s/ WILLIAM J. RUANE
                                    -------------------------
                                       Chairman of the Board

Accepted:
Ruane, Cunniff & Co., Inc.


By /s/ RICHARD T. CUNNIFF
   -------------------------
       President











                               A-4
69900020.BF0